Ex-99.906 CERT
This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the fiscal year ended October 31, 2009 of the Central Park Group Multi-Event Fund (the “registrant”).
I, Mitchell A. Tanzman, the Principal Executive Officer of the registrant, certify that, to the best of my knowledge:
1.	the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m(a) or 78o(d)); and
2.	the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the registrant.

December 29, 2009
Date

/s/ Mitchell A. Tanzman

Mitchell A. Tanzman
Principal Executive Officer
This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of Form N-CSR or as a separate disclosure document. A signed original of this written statement required by Section 906 has been provided to the registrant and will be retained by the registrant and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the fiscal year ended October 31, 2009 of the Central Park Group Multi-Event Fund (the “registrant”).
I, Michael Mascis, the Principal Accounting Officer of the registrant, certify that, to the best of my knowledge:
1.	the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m(a) or 78o(d)); and
2.	the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the registrant.

December 29, 2009
Date

/s/ Michael Mascis

Michael Mascis
Principal Accounting Officer
This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of Form N-CSR or as a separate disclosure document. A signed original of this written statement required by Section 906 has been provided to the registrant and will be retained by the registrant and furnished to the Securities and Exchange Commission or its staff upon request.